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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2000


                            TANISYS TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     WYOMING
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                 0-29038                                 74-2675493
        (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)


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                      12201 TECHNOLOGY BOULEVARD, SUITE 125
                            AUSTIN, TEXAS 78727-6101
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)


                                 (512) 335-4440
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5.   Other Events.

         On May 23, 2000, at the Annual Meeting of Stockholders of Tanisys Technology, Inc. (the "Registrant"), the stockholders approved an amendment to the Registrant's Articles of Continuance to effect a reverse split of the Registrant's common stock, no par value, on the basis of one share for each two currently issued shares (the "Reverse Split"). Articles of Amendment reflecting the Reverse Split were filed with the Wyoming Secretary of State on May 24, 2000, and the Reverse Split will be effective at the opening of business on May 25, 2000. Beginning May 25, 2000, the Registrant's common stock will be quoted on the Nasdaq OTC Bulletin Board under the symbol TNIS.

         The following exhibit is filed as part of this report:

         EXHIBIT NO.   DESCRIPTION
         -----------   -----------

             3.1 Articles of Amendment filed with the Wyoming Secretary of State on May 24, 2000, amending Article 9 to reflect a reverse split of the common stock on the basis of one share for each two currently issued shares (filed herewith).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TANISYS TECHNOLOGY, INC.



May 24, 2000                       By:  /s/ CHARLES T. COMISO
                                      ----------------------------------------
                                      Charles T. Comiso
                                      President and Chief Executive Officer




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